Exhibit 13

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Guoshen Tu, the Chief Executive Officer and Jinxu Wu, the Chief Financial Officer and Treasurer of CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC. (the “Company”), DO HEREBY CERTIFY that:

1. The Company’s Annual Report on Form 20-F for the year ended December 31, 2006 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 28th day of June 2006.

/s/ Guoshen Tu
Guoshen Tu Chief Executive Officer (Principal Executive Officer)

/s/ Jinxu Wu
Jinxu Wu Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to China Security & Surveillance Technology, Inc. and will be retained by China Security & Surveillance Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.